Exhibit 10.1

Enlight Renewable Energy Ltd.

Ordinary shares, NIS 0.1 par value per share

SALES AGREEMENT

November 10, 2026

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Wells Fargo Securities, LLC

500 West 33rd Street, 14th Floor

New York, New York 10001

Ladies and Gentlemen:

Enlight Renewable Energy Ltd., a company organized under the laws of the State of Israel (the “Company”), proposes to sell from time to time to or through Barclays Capital Inc. (“Barclays”) and Wells Fargo Securities, LLC (“Wells Fargo” and together with Barclays, the “Agents”), acting as sales agents, or to the Agents, acting as principal, ordinary shares of the Company, par value NIS 0.1 per share (the “Ordinary Shares”), having an aggregate offering price of up to $400,000,000 (the “Shares”) on the terms set forth in Section 2 of this agreement (this “Agreement”).

1.       Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a)       A shelf registration on Form F-3 (File No. 333-296967) relating to the Shares has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendments thereto have been delivered by the Company to the Agents. As used in this Agreement:

(i)       “Applicable Time” means, with respect to any Shares, each time of sale of such Shares pursuant to this Agreement;

(ii)       “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement;

(iii)      “Effective Date” means any date as of which any part of such registration statement relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;

(iv)       “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the Shares;

(v)       “Pricing Disclosure Package” means, as of each Applicable Time, the Prospectus and each Issuer Free Writing Prospectus filed or used by the Company on or before such Applicable Time, taken together (collectively, and, with respect to any Shares, together with the public offering price of such Shares), other than a road show that is an Issuer Free Writing Prospectus, but is not required to be filed under Rule 433 under the Securities Act;

(vi)       “Prospectus” means the Base Prospectus, as amended and supplemented by the Prospectus Supplement, in the form in which such Base Prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii)      “Prospectus Supplement” means the prospectus supplement specifically relating to the Shares prepared and filed with the Commission pursuant to Rule 424(b) under the Securities Act and in accordance with Section 5(a) hereof; and

“Registration Statement” means, collectively, the various parts of such registration statement, each as amended, as of the Effective Date for such part, including any Prospectus and all exhibits to such registration statement, including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date. Any reference to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form F-3 under the Securities Act as of the date of the Prospectus, as the case may be.

Any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of the Prospectus, and before the date of such amendment or supplement and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose or pursuant to Section 8A of the Securities Act has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b)       At the time of filing the Registration Statement, and at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act). After the date of this Agreement, the Company shall promptly advise the Agents in writing of the Company’s loss of its status as a “well-known seasoned issuer” (as defined in Rule 405) as of the time the Company files with the Commission an annual report on Form 20-F. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 2).

(c)       The Registration Statement conformed and will conform in all material respects on each Effective Date and on each Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The Prospectus conformed and will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)       The Registration Statement did not, as of any Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Agents specifically for inclusion therein, which information is specified in Section 6(e).

(e)       The Prospectus did not and will not, as of its date or as of any Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agents specifically for inclusion therein, which information is specified in Section 6(e).

(f)       The documents incorporated by reference in the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)       The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Agents specifically for inclusion therein, which information is specified in Section 6(e).

(h)       Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agents. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(i)       The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards (“IFRS”) as adopted by the International Accounting Standards Board applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby; all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-IFRS financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and the rules and regulations of the Commission thereunder and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. The Company does not own or control, directly or indirectly, any “significant subsidiaries” (as defined in Rule 405 under the Securities Act) as of the date hereof.

(j)       Since the date of the most recent financial statements of the Company included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any change in the share capital (other than as a result of the material issuance of Ordinary Shares upon exercise of share options described as outstanding in, and the grant of options and awards under existing equity incentive plans described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus and issuances under the Agreement), short-term debt or long-term debt of the Company, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of share capital, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case of clauses (i), (ii) and (iii) as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(k)       The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing (where applicable) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (where applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing (where applicable) or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Company is not currently designated as a “breaching company” (within the meaning of the Israeli Companies Law 5759-1999 (the “Companies Law”)) by the Registrar of the Companies of the State of Israel and, to the Company’s knowledge, there is no basis for such designation, nor has a proceeding been instituted in Israel by the Registrar of Companies of the State of Israel for the dissolution of the Company. The Company’s articles of association comply with the requirements of applicable Israeli law and are in full force and effect.

(l)       The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus; all the outstanding shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with the Companies Law and the Israeli Securities Law 5728-1968, as amended, and the regulations promulgated thereunder (collectively, the “Israeli Securities Law”), and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any share capital of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(m)       With respect to the share options (the “Share Options”) granted pursuant to the share-based compensation plans of the Company and its subsidiaries (the “Company Share Plans”), (i) each grant of a Share Option was duly authorized no later than the date on which the grant of such Share Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Company Share Plans and all other applicable federal and Israeli laws and regulatory rules or requirements, including the rules of the Tel Aviv Stock Exchange (the “TASE”), and (iii) each such grant was properly accounted for in accordance with IFRS in the financial statements (including the related notes) of the Company. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Share Options prior to, or otherwise coordinating the grant of Share Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(n)       The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(o)       This Agreement has been duly authorized, executed and delivered by the Company.

(p)       The Shares to be issued and sold by the Company hereunder, when issued and delivered and paid for as provided herein, will be duly and validly authorized and issued, will be fully paid and nonassessable and will conform to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

(q)       This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(r)       Neither the Company nor any of its subsidiaries is (i) in violation of its charter, articles of association or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property or asset of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(s)       The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement or the Pricing Disclosure Package and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter, articles of association or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule  or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has engaged in any form of solicitation, advertising or other action constituting an offer or a sale under the Israeli Securities Law in connection with the transactions contemplated hereby, which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(t)       No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority that has not been obtained as of the date hereof is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc., the TASE and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Agents.

(u)     Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; no such Actions are threatened in writing or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(v)       Somekh Chaikin, a member firm of KPMG International, which has certified certain financial statements of the Company and its consolidated subsidiaries, is an independent registered public accounting firm with respect to the Company and its consolidated subsidiaries as required by the Public Company Accounting Oversight Board (United States) and the Securities Act.

(w)       The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(x)       (i) The Company and its subsidiaries own or have the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses, except where such failure to own or possess such rights would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (ii) to the knowledge of the Company, the Company’s and its subsidiaries’ conduct of their respective businesses does not infringe, misappropriate or otherwise violate any Intellectual Property of any person; (iii) the Company and its subsidiaries have not received any written notice of any claim relating to Intellectual Property; and (iv) to the knowledge of the Company, the Intellectual Property of the Company and its subsidiaries is not being infringed, misappropriated or otherwise violated by any person.

(y)       No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers, suppliers or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.

(z)         The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(aa)       (A) The Company and its subsidiaries have paid all U.S. federal, state, local and non-U.S. income and franchise taxes (except taxes being contested in good faith) required to be paid and filed all tax returns required to be filed through the date hereof, except where such failure to pay or file would not reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries or any of their respective properties or assets in writing or would reasonably be expected to be asserted, in each case except tax deficiencies being contested in good faith or except where such deficiency would not reasonably be expected to have a Material Adverse Effect. (B)(i) The Company is in compliance with all conditions and requirements stipulated by the instruments of approval and tax rulings (the “Ruling”) granted to it by Israeli tax authority with respect to any “Approved Enterprise,” “Benefited Enterprise,” or “Industrial Company” status of the Company or any of its facilities as well as with respect to any other tax benefits claimed or received by any of them from Israeli tax authority, including any “Preferred Enterprise,” “Preferred Technological Enterprise” or “Special Preferred Technological Enterprise” status or benefits (collectively, “Tax Incentive Program”) and by Israeli laws and regulations relating to any Tax Incentive Program; (ii) all information supplied by the Company with respect to applications or notifications relating to any Tax Incentive Program (including in connection with any Ruling) was true, correct and complete when supplied to the appropriate authorities; and (iii) the Company has not received any notice of any proceeding or investigation relating to revocation or modification or denial of any current or past Tax Incentive Program granted with respect to the Company or any of its facilities or any such status or benefits, in each case, except for any failure to comply, inaccuracy or notice (as appropriate) that would not, individually or in the aggregate, have a Material Adverse Effect.

(bb)       The Company and its subsidiaries possess all licenses, sub-licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate Israeli, federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; provided that, the foregoing shall not be construed to include any such license, sub-license, certificate, permit, authorization, declaration or filing that is not yet required for the operation or development of any subsidiary as of the date hereof; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course.

(cc)       No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, in each case against the Company or any of its subsidiaries before any court or other governmental agency and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of cancellation or termination with respect to any collective bargaining agreement to which it is a party that is currently in effect, excluding such notices received with respect to expiring or expired collective bargaining agreements in the due course of business that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries are in compliance with the labor and employment laws, collective bargaining agreements and extension orders applicable to their employees, except where the failure to be so in compliance has not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(dd)       Other than as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) the Company and its subsidiaries (x) are in compliance with all, and have not violated any, applicable Israeli, federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety to the extent related to exposure to hazardous or toxic substances, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) considering the development or operational status of the applicable project, have received and are in compliance with all, and have not violated any, permits, licenses, certificates or other authorizations or approvals required of them under any Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with compliance with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) there is no proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceeding regarding which it is reasonably believed no monetary sanctions of $200,000 or more will be imposed, (iv) the Company and its subsidiaries are not aware of any facts or issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (v) none of the Company or its subsidiaries anticipates material capital expenditures relating to compliance with any Environmental Laws.

(ee)       (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company could have any liability (including on account of any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”))), other than any “multiemployer plan” (within the meaning of Section 3(37) of ERISA) (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA); (v) no “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA to which the Company or any member of the Controlled Group contributes is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or, to the knowledge of the Company, is reasonably expected to occur with respect to any Plan; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or is the subject of an opinion or advisory letter, from the Internal Revenue Service, and, to the knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to a Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan or a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA; and (ix) none of the following events has occurred or, to the knowledge of the Company, is reasonably likely to occur: a material increase in the Company’s and its subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company’s and its subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, have a Material Adverse Effect.

(ff)       Except as disclosed in the Prospectus, the Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and within the time periods specified by the TASE and the Israel Securities Authority, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(gg)       Except as disclosed in the Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS. The Company and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Based on the Company’s most recent evaluation of its internal controls over financial reporting pursuant to Rule 13a-15(c) of the Exchange Act, there are no material weaknesses in the Company’s internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(hh)       Except as disclosed in the Prospectus, the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks that the Company reasonably believes are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ii)       Except as would not, individually or in the aggregate, have a Material Adverse Effect or as disclosed in the Prospectus, the Company’s and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, to the Company’s knowledge, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Except in connection with any breaches, violations, outages or unauthorized uses of or accesses to same described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards designed to maintain and protect in all material respects their IT Systems and confidential information (including all personal or personally identifiable data (“Personal Data”)) used in connection with their businesses consistent with industry standards and practices, and to the Company’s knowledge and except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person. Except as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus, the Company and its subsidiaries are presently in material compliance with all applicable laws or statutes (including, but not limited to, the Israeli Privacy Protection Regulations, Information Security, 2017) and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations, each as relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(jj)       Neither the Company nor any of its subsidiaries nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with and acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense, (ii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), the U.K. Bribery Act 2010, Sections 291 and 291A of the Israeli Penal Law 5737-1977, and the rules and regulations promulgated thereunder, or any other applicable anti-bribery or anti-corruption law, (iii) made or taken an act in furtherance of an offer, promise or authorization of any direct unlawful payment or benefit to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in violation of the FCPA or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries have instituted, maintained and enforced, and will continue to maintain and enforce policies and procedures reasonably designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption laws.

(kk)       The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Israel Prohibition on Money Laundering Law, 5760-2000, the Israel Prohibition on Money Laundering Order, 5761-2001, the Israel Prohibition on Terrorist Financing Law, 5765-2005, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll)       Neither the Company nor any of its subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom, or a resident or incorporated or engaged in a business in an “Enemy State” pursuant to the Israeli Trade with the Enemy Ordinance, 1939 (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of country-wide or territory-wide Sanctions, currently, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and, prior to July 1, 2025, Syria (each, a “Sanctioned Jurisdiction”); and the Company will not directly or knowingly indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, in violation of Sanctions (ii) to fund or facilitate any activities of or business in any Sanctioned Jurisdiction, in violation of Sanctions or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Jurisdiction, in violation of Sanctions.

(mm)       Except for restrictions provided under ordinary course project financing agreements, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(nn)       Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(oo)       No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement or the Prospectus with the Commission or the issuance and sale of the Shares.

(pp)       Neither the Company nor any of its subsidiaries or affiliates has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(qq)       Neither the Company nor any of its subsidiaries has taken, and none of them will take, any action that might cause this Agreement or the issuance, sale and delivery of the Shares to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

(rr)       No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) included or incorporated by reference in any of the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss)       Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus are not based on or derived from sources that are reliable and accurate in all material respects.

(tt)       There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(uu)       At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the applicable Delivery Date.

(vv)       The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Prospectus, any Issuer Free Writing Prospectus to which the Agents have consented in accordance with Section 1(h) or Section 3(a)(viii).

(ww)       Except for any net income, capital gains or franchise taxes imposed on the Agents by the State of Israel or any political subdivision or taxing authority thereof or therein as a result of any Agent currently being a tax resident of, or having a permanent establishment in, the jurisdiction imposing the tax or as a result of any present or former connection (other than any connection resulting solely from entering into this Agreement or the transactions contemplated by this Agreement) between the Agents and the jurisdiction imposing such tax, no stamp duties or other issuance or transfer taxes are payable by or on behalf of the Agents in the State of Israel, the United States or any political subdivision or taxing authority thereof solely in connection with (A) the execution, delivery and performance of this Agreement, (B) the issuance and delivery of the Shares in the manner contemplated by this Agreement and the Prospectus or (C) any resale and delivery by the Agents of the Shares as contemplated herein and in the Prospectus.

(xx)       Neither the Company nor any of its subsidiaries or their properties or assets have immunity under the State of Israel, U.S. federal or New York state law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Israeli, U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court with respect to their respective obligations, liabilities or any other matter under or arising out of or in connection herewith; and, to the extent that the Company or any of its subsidiaries or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings arising out of, or relating to the transactions contemplated by this Agreement, may at any time be commenced, the Company has, pursuant to Section 18 hereof, waived, and it will waive, or will cause its subsidiaries to waive, such right to the extent permitted by law.

(yy)       Subject to the conditions, qualifications and restrictions described under the caption “Enforceability of Civil Liabilities” in the Registration Statement, the Pricing Disclosure Package and the Prospectus, any final judgment for a fixed or determined sum of money rendered by any U.S. federal or New York state court located in the State of New York having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable against the Company by the courts of the State of Israel, without reconsideration or reexamination of the merits.

(zz)       The indemnification and contribution provisions set forth in Section 6 hereof do not contravene Israeli law or public policy.

(aaa)     Subject to the qualifications, limitations, expectations and assumptions set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company does not expect to be a “passive foreign investment company” as defined in Section 1297 of the Code for the current taxable year or in the foreseeable future.

(bbb)     Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no approvals are currently required in the State of Israel in order for the Company to pay dividends or other distributions declared by the Company to the holders of Shares. Under current laws and regulations of the State of Israel and any political subdivision thereof, any amount payable with respect to the Shares upon liquidation of the Company and dividends and other distributions declared and payable on the share capital of the Company may be freely transferred out of the State of Israel without the necessity of obtaining any currency control authorization in the State of Israel.

(ccc)     The legality, validity, enforceability or admissibility into evidence of any of the Registration Statement, the Pricing Disclosure Package, the Prospectus, this Agreement or the Shares in any jurisdiction in which the Company is organized or does business is not dependent upon such document being submitted to, filed or recorded with any court or other authority in any such jurisdiction on or before the date hereof or upon any tax, imposition or charge being paid in any such jurisdiction on or in respect of any such document.

(ddd)     The Ordinary Shares are an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(eee)     Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and except as stated in the Company's articles of association, a holder of the Shares and each Agent are each entitled to sue as plaintiff in the court of the jurisdiction of formation and domicile of the Company for the enforcement of their respective rights under this Agreement and the Shares.

(fff)     The Company is in compliance with all eligibility, listing and admission requirements and continuing obligations pursuant to the TASE rules and is a “foreign private issuer” as defined in Rule 405 under the Securities Act.

(ggg)     All of the directors of the Company have been duly appointed in compliance with the Companies Law, the Company’s articles of association and the Israeli Securities Law.

(hhh)     The Company has not received any funding, grants or subsidies from or on behalf of or under the authority of the Israel Innovation Authority of the Israeli Ministry of Economy and Industry, the Authority for Investment and Development of Industry and the Economy of the State of Israel, or any other governmental or regulatory agency or authority or any bi- or multi-national grant program, framework or foundation.

(iii)     Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all obligations of the Company to provide statutory severance pay to all its currently engaged employees in Israel (“Israeli Employees”) are in accordance with Section 14 of the Israeli Severance Pay Law (5723-1963) (the “Severance Pay Law”) and are fully funded or, if not required to be funded, are accrued on the Company’s financial statements, and all such employees have been subject to the provisions of Section 14 of the Severance Pay Law with respect to their entire salary, as defined under the Severance Pay Law, from the date of commencement of their employment with the Company, and the Company has been in full compliance with the technical and substantive requirements for a Section 14 Arrangement with respect to severance pay with respect to 100% of such salary for which severance pay is due under the Severance Pay Law; and all amounts that the Company is required by contract or applicable law either (A) to deduct from Israeli Employees’ salaries or to transfer to such Israeli Employees’ pension or provident, life insurance, incapacity insurance, advance study fund or other similar funds or (B) to withhold from their Israeli Employees’ salaries and benefits and to pay to any Israeli governmental authority as required by applicable Israeli tax law, have, in each case, been duly deducted, transferred, withheld and paid, and the Company has no outstanding obligation to make any such deduction, transfer, withholding or payment.

(jjj)     Prior to the date of delivery, the Shares have been approved for listing, subject to official notice of issuance, on The Nasdaq Global Select Market (the “Exchange”) and on TASE.

Any certificate signed by any officer of the Company and delivered to the Agents in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Agents.

2.       Sale and Delivery of Shares.

(a)       Subject to the terms and conditions set forth herein, the Company agrees to issue and sell through the Agents, as sales agents, and the Agents agree to use their reasonable efforts to sell as sales agents for the Company, the Shares. Sales of Shares, if any, through the Agents acting as sales agents or directly to the Agents acting as principal will be made at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices (i) by means of ordinary brokers’ transactions, to or through the Nasdaq or any other market venue where the Shares may be traded, in transactions deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act, (ii) in privately negotiated transactions, which may include block trades or through a combination of any such methods of sale or (iii) any other method permitted by law. The Company agrees that whenever it determines to sell Shares directly to a Designated Agent (as defined below), as principal, it will enter into a separate written agreement with the Designated Agent containing the terms and conditions of such sale. The Company further agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through an Agent, and only a single Agent, on any single given date, and in no event shall the Company request that more than one Agent sell Shares on the same day; provided however that (i) the foregoing limitation shall not apply to (A) the exercise of any option, warrant, right or any conversion privilege set forth in the instruction governing such securities, or (B) sales solely to employees, directors or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such person and (ii) such limitation shall not apply (A) on any day during which no sales are made pursuant to this Agreement or (B) during a period in which the Company has notified the Agents that it will not sell Shares under this Agreement and (1) no notice is pending or (2) after a notice has been withdrawn.

(b)       The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent that the Company may select in its sole discretion from time to time (the “Designated Agent”) on any trading day (other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”) that the Company has instructed the Designated Agent to make such sales. On any Trading Day, the Company may instruct the Designated Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged (including, without limitation, by telecopy or e-mail) by the Designated Agent) as to the maximum number of Shares to be sold by the Designated Agent on such day (in any event not in excess of the number available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. Subject to the terms and conditions hereof, the Designated Agent shall use its reasonable efforts to sell all of the Shares so designated by the Company.

(c)       Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Designated Agent shall not be obligated to use its reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the number of Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Designated Agent in writing. In addition, the Company or the Designated Agent may, upon notice to the other party hereto by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged (including, without limitation, by telecopy or e-mail) by the Designated Agent or the Company, as applicable), suspend the offering of the Shares for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice.

(d)       Under no circumstances shall the aggregate offering price or number, as the case may be, of Shares sold pursuant to this Agreement exceed the aggregate offering price or number, as the case may be, of Ordinary Shares (i) set forth in the preamble paragraph of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement, or (iii) authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Designated Agent in writing. In addition, under no circumstances shall any Shares be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Designated Agent in writing.

(e)       If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Company or the Shares, it shall promptly notify the other party and sales of Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(f)       The gross sales price of any Shares sold under this Agreement shall be the market price for Ordinary Shares sold by the Designated Agent under this Agreement on the Exchange at the time of such sale. The compensation payable to the Designated Agent for sales of Shares shall be up to 2.0% of the gross sales price of the Shares; provided that such rate of compensation shall not apply when the Designated Agent acts as principal. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Designated Agent shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required. The amount of any commission, discount or other compensation to be paid by the Company to the Designated Agent, when the Designated Agent is acting as principal, in connection with the sale of the Shares shall be as separately agreed in writing among the relevant parties thereto at the time of any such sales.

(g)       The Designated Agent shall provide written confirmation to the Company following the close of trading on the Exchange each day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the gross sales prices of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Designated Agent with respect to such sales.

(h)       Settlement for sales of Shares will occur on the first business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Designated Agent (each such day, a “Delivery Date”). On each Delivery Date, the Shares sold through the Designated Agent for settlement on such date shall be delivered by the Company to the Designated Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Designated Agent’s account at The Depository Trust Company against payment by the Designated Agent of the Net Proceeds from the sale of such Shares in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Shares on any Delivery Date, the Company shall (i) indemnify and hold the Designated Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company, and (ii) pay the Designated Agent any commission to which it would otherwise be entitled absent such default. If the Designated Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company, the Designated Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(i)       Except as may be mutually agreed upon by the Company and the Designated Agent in writing, sales pursuant to this Agreement may not be requested by the Company and need not be made by the Designated Agent except during one of the following periods: (i) from the date on which the Company delivers the certificates, opinions and letters required by Section 3 hereof in connection with the Company’s Annual Report on Form 20-F until the earlier of (x) the date the Company has filed its financial results on a Report on Form 6-K for the quarterly period ended March 31 (the “First Quarter Results”) with the Commission and (y) May 15 of the current calendar year; (ii) from the date on which the Company delivers the certificates, opinions and letters required by Section 3 hereof for the First Quarter Results until the earlier of (x) the date on which the Company has filed its financial results on a Report Form 6-K for the quarterly period ended June 30 with the Commission (the “Second Quarter Results”) and (y) August 15 of the current calendar year; (iii) from the date on which the Company delivers the certificates, opinions and letters required by Section 3 hereof for the Second Quarter Results until the earlier of (x) the date on which the Company has filed its financial results on a Report Form 6-K for the quarterly period ended September 30 with the Commission (the “Third Quarter Results”) and (y) November 15 of the current calendar year; and (iv) from the date on which the Company delivers the certificates, opinions and letters required by Section 3 hereof for the Third Quarter Results until the earlier of (x) the date on which the Company has filed its Annual Report on Form 20-F with the Commission and (y) March 31 of the current calendar year. Notwithstanding the foregoing, without the prior written consent of each of the Company and the Designated Agent, no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Designated Agent shall not be obligated to sell, during any period in which (A) directors and officers are no longer permitted to trade pursuant to the Company’s policy on insider trading as in effect from time to time or (B) the Company is or could be deemed to be, in possession of material non-public information.

(j)       For the avoidance of doubt, nothing in this Agreement shall be deemed to prohibit the Agents from purchasing any Shares that are issued and sold by the Company through the Agents in accordance with the terms and conditions of this Agreement.

3.       Further Agreements of the Company and the Agents. a) The Company agrees:

(i)       To make no further amendment or any supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, except as provided herein; to advise the Agents of the time when any amendment or supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus has been filed and to furnish the Agents with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Agreement; to advise the Agents, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (including, without limitation, any document incorporated by reference in any of the foregoing) or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii)       During any period when the delivery of a prospectus is required in connection with the offering or sale of Shares, and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if in the opinion of counsel for the Agents, for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the Securities Act or the Exchange Act, to notify the Agents and, upon their request, to file such document and to prepare and furnish without charge to the Agents and to any dealer in securities as many copies as the Agents may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance.

(iii)       To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Agents, be required by the Securities Act or requested by the Commission.

(iv)       To deliver promptly to the Agents and to counsel for the Agents a signed copy of each amendment to the Registration Statement filed with the Commission, including all consents and exhibits filed therewith. To deliver promptly to the Agents such number of the following documents as the Agents shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, and (D) any document incorporated by reference in the Prospectus.

(v)       To pay the applicable Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(vi)       Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus, or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Agents and counsel for the Agents and obtain the consent of the Agents to the filing.

(vii)       Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agents.

(viii)       To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. During any period when the delivery of a prospectus is required in connection with the offering or sale of Shares, if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus in order to comply with the Securities Act, to notify the Agents and, upon their request, to file such document and to prepare and furnish without charge to the Agents as many copies as the Agents may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(ix)       As soon as practicable after each Effective Date (it being understood that the Company shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 545 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Agents an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(x)       Promptly from time to time to take such action as the Agents may reasonably request to qualify the Shares for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Agents may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the sale of the Shares; provided that in connection therewith the Company shall not be required to (A) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (B) file a general consent to service of process in any such jurisdiction, or (C) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(xi)       At each Applicable Time, each Delivery Date, each Registration Statement Amendment Date (as defined below) and each date on which the Company shall file (i) an Annual Report on Form 20-F, (ii) a Report on Form 6-K containing financial information which is specifically incorporated by reference in the Registration Statement or (iii) a Report on Form 6-K containing amended financial information that is material to the offering of securities of the Company in the Agents’ reasonable discretion including any date on which an amendment to any such document is filed (each such date, a “Company Periodic Report Date”), the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement.

(xii)       The Company will cooperate timely with any reasonable due diligence review conducted by the Agents or their counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, upon reasonable notice, providing information and making available documents and appropriate corporate officers of the Company and representatives of the Company’s independent public accountants for one or more due diligence sessions with representatives of the Agents and their counsel, during regular business hours, as the Agents may reasonably request, including without limitation at or prior to each Company Periodic Report Date and Registration Statement Amendment Date.

(xiii)       Upon commencement of the offering of Shares under this Agreement and promptly after each (A) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act, or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other Ordinary Shares)) (each such date, a “Registration Statement Amendment Date”), and (B) Company Periodic Report Date (each Company Periodic Report Date and Registration Statement Amendment Date, a “Representation Date”), the Company will furnish or cause to be furnished forthwith to the Agents a certificate dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form reasonably satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(h) of this Agreement which were last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(h), but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented, or to the documents incorporated by reference into the Prospectus, to the time of delivery of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time. The requirement to provide certificates pursuant to this Section 3(xiii) shall be waived for any Representation Date occurring at a time at which no instruction to any Agent to sell Shares pursuant to this Agreement has been delivered by the Company or is pending. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following any such Representation Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents such certificates pursuant to this paragraph, then before the Company instructs an Agent to sell Shares pursuant to this Agreement, the Company shall furnish or cause to be furnished to the Agents such certificates.

(xiv)       Upon commencement of the offering of Shares under this Agreement, and promptly after each (A) Registration Statement Amendment Date, and (B) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agents and to counsel to the Agents the written opinion and letter of each counsel to the Company, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form and substance reasonably satisfactory to the Agents and their counsel, of the same tenor as the opinions and letters referred to in Section 5(d) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented, or to the documents incorporated by reference into the Prospectus, to the time of delivery of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing such letter to the Agents shall furnish the Agents with a letter substantially to the effect that the Agents may rely on such last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented to the time of delivery of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time. The requirement to provide opinions and letters of counsel pursuant to this Section 3(iv) shall be waived for any Representation Date that is a Company Periodic Report Date occurring at a time at which no instruction to any Agent to sell Shares pursuant to this Agreement has been delivered by the Company or is pending. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following any such Representation Date when the Company relied on such waiver and did not furnish or cause to be furnished to the Agents such opinions and/or letters of counsel pursuant to this paragraph, then before the Company instructs an Agent to sell Shares pursuant to this Agreement, the Company shall furnish or cause to be furnished to the Agents such opinions and/or letters of counsel.

(xv)       Upon commencement of the offering of Shares under this Agreement, and promptly after each (A) Registration Statement Amendment Date, and (B) Company Periodic Report Date, the Company will cause Somekh Chaikin, a member firm of KPMG International, or other independent accountants reasonably satisfactory to the Agents, to furnish to the Agents a letter, dated the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be, in form reasonably satisfactory to the Agents and their counsel, of the same tenor as the letter referred to in Section 5(f) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package, as amended and supplemented, or to the documents incorporated by reference into the Prospectus, to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time. The requirement to provide a comfort letter pursuant to this Section 3(xv) shall be waived for any Representation Date that is a Company Periodic Report Date occurring at a time at which no instruction to any Agent to sell Shares pursuant to this Agreement has been delivered by the Company or is pending. Notwithstanding the foregoing, if the Company subsequently decides to sell Shares following any such Representation Date when the Company relied on such waiver and did not cause Deloitte & Touche LLP to furnish to the Agents such comfort letter pursuant to this paragraph, then before the Company instructs an Agent to sell Shares pursuant to this Agreement, the Company shall cause to be furnished to the Agents such comfort letter.

(xvi)       Upon commencement of the offering of Shares under this Agreement, and promptly after each (A) Registration Statement Amendment Date, and (B) Company Periodic Report Date, the Company will furnish or cause to be furnished to the Agents and to counsel to the Agents a certificate from the Company’s Chief Financial Officer, dated the date of effectiveness of such amendment or the date of filing with the Commission of such supplement or other document, as the case may be, in a form and substance reasonably satisfactory to the Agents and their counsel, of the same tenor as the certificate referred to in Section 5(g) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the Pricing Disclosure Package as amended and supplemented, or to the documents incorporated by reference into the Prospectus, to the time of delivery of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the date referred to in clause (A) or (B) above, promptly shall be deemed to be on or prior to the next succeeding Applicable Time.

(xvii)       The Company consents to the Agents trading in the Ordinary Shares for their own account and for the account of their clients at the same time as sales of Shares occur pursuant to this Agreement. The Company further agrees that the Agents shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise separately agreed to in writing by the Agents.

(xviii)       If to the knowledge of the Company, all filings required by Rule 424 and Rule 433 under the Securities Act in connection with this offering shall not have been made or the representation in Section 1(a) shall not be true and correct on the applicable Delivery Date, the Company will offer to any person who has agreed to purchase Shares from the Company as the result of an offer to purchase solicited by a Designated Agent the right to refuse to purchase and pay for such Shares.

(xix)       The Company will disclose in its Annual Reports on Form 20-F and any Reports on Form 6-K containing financial information, the number of Shares sold to or through the Agents under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant quarter.

(xx)       The Company will not, without (A) giving the Agents at least five business days’ prior written notice (or two business days’ prior written notice on any Trading Day with respect to which the Company has not instructed a Designated Agent to make sales and which does not occur in any period when the delivery of a prospectus is required in connection with the offering or sale of Shares) specifying the nature of the proposed sale and the date of such proposed sale, and (B) the Agents suspending activity under this program for such period of time as requested by the Company or as deemed appropriate by the Agents in light of the proposed sale, pledge or disposition, as the case may be, directly or indirectly, (x) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares (other than the Shares and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof ), or sell or grant options, rights or warrants with respect to any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (other than the grant of options pursuant to option plans existing on the date hereof), (y) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (x) or (y) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (z) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares or any other securities of the Company (other than any registration statement on Form S-8), or publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Agents. The foregoing sentence shall not apply to the Shares to be offered and sold to or through the Agents pursuant to this Agreement and shall not apply during any fiscal quarter during which no instruction to any Agent to sell Shares pursuant to this Agreement has been delivered by the Company or is pending.

(xxi)       To apply the Net Proceeds from the sale of the Shares being sold by the Company substantially in accordance with the description as set forth in the Prospectus and the Pricing Disclosure Package under the caption “Use of Proceeds.”

(xxii)       The Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(xxiii)       The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Agents’ obligations hereunder.

(xxiv)       The Company will deliver to Agent, on or prior to the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers or applicable exemption certificate (the “FinCEN Certification”), together with copies of identifying documentation, of the Company and the Company undertakes to provide such additional supporting documentation as Agent may reasonably request in connection with the verification of the FinCEN Certification.

(b)       Each Agent agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agents in connection with the offering or sale of the Shares without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 3(b), shall not be deemed to include information prepared by or on behalf of the Agents on the basis of or derived from issuer information.

4.       Expenses.

(a)       The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (i) the authorization, issuance, sale and delivery of the Shares and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Shares; (ii) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, and any amendment or supplement thereto; (iii) the distribution of the Registration Statement (including any exhibits thereto), the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (iv) the production and distribution of this Agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (v) the listing of the Shares on the Exchange and/or any other exchange; (vi) the qualification of the Shares under the securities laws of the several jurisdictions as provided in Section 3(a)(x) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Agents); (vii) the preparation, printing and distribution of one or more versions of the Prospectus for distribution in Canada, often in the form of a Canadian “wrapper” (including related fees and expenses of Canadian counsel to the Agents); (viii) the investor presentations on any “road show” or any Testing-the-Waters Communication, undertaken in connection with the marketing of the Shares, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the road show; (ix) the fees and disbursements of the Company’s and the Agents’ counsel and of the Company’s accountants; and (x) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 4 and Section 6, the Agents shall pay their own costs and expenses, including the expenses of advertising any offering of the Shares made by the Agents.

(b)       If this Agreement is terminated by the Company in accordance with the provisions of Section 7 hereof, the Company shall reimburse the Agents for all of their out-of-pocket expenses incurred by them in connection with this Agreement and the transactions contemplated hereby.

5.       Conditions of Agents’ Obligations. The obligations of the Agents hereunder are subject to the accuracy, when made and on the date of this Agreement, each Registration Statement Amendment Date, each Company Periodic Report Date, each Applicable Time and each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)       The Prospectus Supplement shall have been timely filed with the Commission pursuant to Rule 424(b) under the Securities Act on or prior to the date hereof and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b)       The Agents shall not have discovered and disclosed to the Company that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)       All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)       Each of Herzog, Fox & Neeman, Israeli counsel to the Company, and Davis Polk & Wardwell LLP, U.S. counsel to the Company, or such other counsel reasonably satisfactory to the Agents, shall have furnished to the Agents their respective written opinions and negative assurance letters, addressed to the Agents and delivered and dated on each date specified in Section 3(a)(xiv) hereof, in form and substance reasonably satisfactory to the Agents.

(e)       The Agents shall have received from Paul Hastings LLP, counsel for the Agents, or such other counsel reasonably satisfactory to the Agents, such opinion and negative assurance letter, and delivered and dated on each date specified in Section 3(a)(xiv) hereof, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(f)       At the dates specified in Section 3(a)(xv) hereof, the Agents shall have received from Somekh Chaikin, a member firm of KPMG International, (and/or any other independent accountants whose report is included or incorporated by reference in the Prospectus and the Pricing Disclosure Package) a letter, in form and substance satisfactory to the Agents, addressed to the Agents and dated the date of delivery thereof.

(g)       At the dates specified in Section 3(a)(xvi) hereof, the Agents shall have received a certificate executed by the Chief Financial Officer of the Company, dated as of such date, in form and substance reasonably satisfactory to the Agents.

(h)       (i) Upon commencement of the offering of Shares under this Agreement, the Company shall have furnished to the Agents a certificate of an officer in a form satisfactory to the Agents stating the minimum price for the sale of such Shares pursuant to this Agreement and the maximum number of Shares that may be issued and sold pursuant to this Agreement or, alternatively, maximum gross proceeds from such sales, as authorized from time to time by the Company’s board of directors or a duly authorized committee thereof or, in connection with any amendment, revision or modification of such minimum price or maximum share number or amount, a new certificate with respect thereto, and (ii) on each date specified in Section 3(a)(xiii), the Company shall have furnished to the Agents a certificate, dated such date, of its Chief Executive Officer and its Chief Financial Officer as to such matters as the Agents may reasonably request, including, without limitation, a statement:

(A)       That the representations, warranties and agreements of the Company in Section 1 are true and correct on and as of the applicable date specified in Section 3(a)(xiii), and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such applicable date;

(B)       That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto;

(C)       That they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (1)(x) the Registration Statement, as of each Effective Date, (y) the Prospectus, as of its date and on the applicable date specified in Section 3(a)(xiii), and (z) the Pricing Disclosure Package, as of each Applicable Time and as of the applicable date specified in Section 3(a)(xiii), did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (2) no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(D)       To the effect of Section 5(i) (provided that no representation with respect to the judgment of the Agents need be made).

(i)       (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus and the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or sale of the Shares on the terms and in the manner contemplated in the Prospectus.

(j)       Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis, either within or outside the United States, in each case as to make it, in the judgment of the Agents, impracticable or inadvisable to proceed with the offering or sale of the Shares being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(k)       The Exchange shall have approved the Shares for listing, subject only to official notice of issuance.

(l)       On or prior to each Delivery Date, the Company shall have furnished to the Agents such further certificates and documents as the Agents may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Agents.

6.       Indemnification and Contribution.

(a)       The Company hereby agrees to indemnify and hold harmless the Agents, their respective affiliates, directors, officers and employees and each person, if any, who controls the Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which the Agents or that affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Agents, (D) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”), or (ii) the omission or alleged omission to state in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Agents and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Agents or that affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning the Agents furnished to the Company by the Agents specifically for inclusion therein, which information consists solely of the information specified in Section 6(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Agents or to any affiliate, director, officer, employee or controlling person of the Agents.

(b)       Each Agent, severally and not jointly, shall indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Agent furnished to the Company by such Agent specifically for inclusion therein, which information is limited to the information set forth in Section 6(e). The foregoing indemnity agreement is in addition to any liability that such Agent may otherwise have to the Company, or any such director, officer or controlling person.

(c)       Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees (as applicable) and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 6 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees (as applicable) and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees (as applicable) or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 6(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(d)       If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agents on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Agents, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Agents, on the other hand, with respect to such offering shall be deemed to be in the same proportion as the total Net Proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total commissions received by the Agents under this Agreement, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purposes of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Agents shall not be required to contribute any amount in excess of the total discounts and commissions received by them with respect to the offering of Shares under the Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)       The Agents confirm and the Company acknowledges and agrees that the statements included in the twelfth paragraph, the first two sentences of the thirteenth paragraph and the fourteenth paragraph under the caption “Plan of Distribution (Conflicts of Interest)” in the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the Agents specifically for inclusion in the Registration Statement, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

7.       Termination.

(a)       The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that with respect to any pending sale to or through the Agents for the Company, the obligations of the Company, including in respect of compensation of the Agents, shall remain in full force and effect notwithstanding such termination and the provisions of Sections 1, 4, 6, 7, 8, 9, 10, 11, 12, 14, 15, 16, 17, 18, 19, 21, 22 and 23 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)       Each Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement with respect to itself in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 1, Section 4, Section 6, and Section 12 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)       This Agreement shall remain in full force and effect unless terminated pursuant to Section 7(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 4, Section 6, and Section 12 of this Agreement shall remain in full force and effect.

(d)       Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agents or the Company, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2(h) hereof.

8.       Research Analyst Independence. The Company acknowledges that each Agent’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Agent’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of such Agent’s investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against each Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Agent’s investment banking divisions. The Company acknowledges that each Agent is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

9.       No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Shares or any other services the Agents may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Agents: (a) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Agents, on the other hand, exists; (b) the Agents are not acting as advisors, experts or otherwise providing a recommendation or investment advice to the Company, including, without limitation, with respect to the determination of the terms of the offering of the Shares, and such relationship between the Company, on the one hand, and the Agents, on the other hand, is entirely and solely commercial, based on arms-length negotiations and, as such, not intended for use by any individual for personal, family or household purposes; (c) any duties and obligations that the Agents may have to the Company shall be limited to those duties and obligations specifically stated herein; (d) the Agents and their respective affiliates may have interests that differ from those of the Company; and (e) this Agreement does not constitute a solicitation of any action by the Agents. The Company hereby (x) waives any claims that the Company may have against the Agents with respect to any breach of fiduciary duty in connection with this offering and (y) agrees that none of the activities of the Agents in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Agents with respect to any entity or natural person. The Company has consulted its own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

10.       Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)       If to the Agents, shall be delivered or sent by mail to:

(i)	Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Attention:

(ii)	Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001 Attention: Email: .

With a copy to:

(i)	Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019 Attention:

(ii)	Paul Hastings LLP The MetLife Building 200 Park Avenue New York, New York 10166 Attention:

(b)       if to the Company, shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention:                                     ;

With a copy to:

(i)	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Attention:

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

11.       Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Agents, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the respective directors, officers and employees of the Agents and each person or persons, if any, who control any Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the indemnity agreement of the Agents contained in Section 6(b) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

12.       Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Agents contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

13.       Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

14.       Recognition of the U.S. Special Resolution Regimes.

(a)       In the event that any Agent that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)       In the event that any Agent that is a Covered Entity or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c)       For the purposes of this Section 15, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “ “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15.       Governing Law. This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

16.       Waiver of Jury Trial. The Company and the Agents hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.       Submission to Jurisdiction. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The Company waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. The Company agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment. The Company irrevocably appoints Enlight Renewable Energy LLC, located at 800 W. Main St., Boise, Idaho 83702, as its authorized agent upon which process may be served in any such suit or proceeding, and agrees that service of process upon such authorized agent, and written notice of such service to the Company by the person serving the same to the address provided in this Section 16, shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company hereby represents and warrants that such authorized agent has accepted such appointment and has agreed to act as such authorized agent for service of process. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such authorized agent in full force and effect for a period of seven years from the date of this Agreement.

18.       Judgment Currency. The Company agrees to indemnify each Agent, its directors, officers, affiliates and each person, if any, who controls such Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss incurred by such Agent as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “judgment currency”) other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the judgment currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such indemnified person is able to purchase U.S. dollars with the amount of the judgment currency actually received by the indemnified person. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

19.       Waiver of Immunity. To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the State of Israel, or any political subdivision thereof, (ii) the United States or the State of New York, (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to itself or its property and assets or this Agreement, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

20.       Withholding. All payments made or deemed to be made by the Company under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature (other than taxes on net income) imposed or levied by or on behalf of the State of Israel or any political subdivision or any taxing authority thereof or therein unless the Company is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Agent of the amounts that would otherwise have been receivable in respect thereof.

21.       Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument, and may be delivered by facsimile transmission or by electronic delivery of a portable document format (PDF) file. Delivery of an executed Agreement by one party to any other party may be made by facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law, e.g., www.docusign.com) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

22.       Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

23.       Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing correctly sets forth the agreement between the Company and the Agents, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

Enlight Renewable Energy Ltd.

By:	/s/ Adi Leviatan
Name: Adi Leviatan Title:Chief Executive Officer

By:	/s/ Itay Banayan
Name: Itay Banayan Title:Chief Corporate Development Officer

By:	/s/ Lisa Haimovitz
Name: Lisa Haimovitz Title:Chief Legal Officer

Very truly yours,

Barclays Capital Inc.

By:	/s/ Gabrielle LeBlanc
Name: Gabrielle LeBlanc Title: Director

Wells Fargo Securities, LLC

By:	/s/ Rebecca Kotkin
Name: Rebecca Kotkin Title: Managing Director